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                                                                     EXHIBIT 4.5

         REGISTRATION RIGHTS JOINDER OF MILACRON INC. AND THE GUARANTORS

      With respect to the Registration Rights Agreement, dated as of May 26, 2004, between Milacron Escrow Corporation and Credit Suisse First Boston LLC, as representative of the several Purchasers named therein (the "Registration Rights Agreement"), (i) Milacron Inc. hereby agrees to be bound by such Registration Rights Agreement in the capacity as "Issuer" and assumes all of the rights and obligations of Milacron Escrow Corporation thereunder and (ii) each of the undersigned under the heading "Guarantors" below agrees to be bound by such Registration Rights Agreement in the capacity as "Guarantor", in each case, as of the effective time of the Escrow Merger, on June 10, 2004. Capitalized terms used but not defined in this Registration Rights Joinder shall have the meanings given to such terms in the Registration Rights Agreement.

                            [Signature Pages Follow]

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                             Very truly yours,

                             MILACRON INC.

                             By: /s/ R.P. Lienesch
                                 -----------------
                                 Name: R.P. Lienesch
                                 Title: Vice President - Finance and
                                        Chief Financial Officer

                             Guarantors:

                             EACH GUARANTOR LISTED ON SCHEDULE A HERETO

                             By: /s/ Robert P. Lienesch
                                 -----------------
                                 Name: Robert P. Lienesch
                                 Title: Treasurer

                             EACH GUARANTOR LISTED ON SCHEDULE B HERETO

                             By: /s/ Robert P. Lienesch
                                 -----------------
                                 Name: Robert P. Lienesch
                                 Title: Vice President

                             EACH GUARANTOR LISTED ON SCHEDULE C HERETO

                             By: /s/ Hugh C. O'Donnell
                                 ---------------------
                                 Name: Hugh C. O'Donnell
                                 Title: Secretary

                             EACH GUARANTOR LISTED ON SCHEDULE D HERETO

                             By: /s/ John C. Francy
                                 ------------------
                                 Name: John C. Francy
                                 Title: Assistant Treasurer

                             D-M-E OF CANADA LIMITED

                             By: /s/ John C. Francy
                                 ------------------
                                 Name: John C. Francy
                                 Title: Treasurer


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                             MILACRON INTERNATIONAL MARKETING COMPANY

                             By: /s/ Robert P. Lienesch
                                 ----------------------
                                 Name: Robert P. Lienesch
                                 Title: Treasurer and Assistant Secretary

                             MILACRON CAPITAL HOLDINGS B.V.

                             By: /s/ Gerard van Deventer
                                 -----------------------
                                 Name: Gerard van Deventer
                                 Title: Managing Director

Dated: June 10, 2004


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                                   SCHEDULE A

Milacron Marketing Company
Northern Supply Company, Inc.
Nickerson Machinery Chicago Inc.
Pliers International, Inc.
D-M-E U.S.A. Inc.
D-M-E Manufacturing Inc.
Uniloy Milacron Inc.
Uniloy Milacron U.S.A. Inc.
Milacron Industrial Products, Inc.
Oak International, Inc.
Cimcool Industrial Products Inc.
Milacron Plastics Technologies Group Inc.
Progress Precision Inc.

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                                   SCHEDULE B

Milacron Resin Abrasives Inc.
D-M-E Company

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                                   SCHEDULE C

450500 Ontario Limited
Milacron Canada Inc.

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                                   SCHEDULE D

528650 Ontario Limited
2913607 Canada Limited